UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101) SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

SERVICENOW, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
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Your **Vote** Counts!

SERVICENOW, INC.

2024 Annual Meeting
Vote by May 22, 2024
8:59 PM PT

servicenow

SERVICENOW, INC.
2225 LAWSON LANE
SANTA CLARA, CA 95054

V28058-TBD

You invested in SERVICENOW, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024.**

Get informed before you vote

View the Notice of Annual Shareholders Meeting and Proxy Statement and the Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 23, 2024
10:00 AM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/NOW2024

Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will provide instructions on how to vote via mail or phone.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors: **Nominees:**	
1a. Deborah Black	For
1b. Susan L. Bostrom	For
1c. Teresa Briggs	For
1d. Jonathan C. Chadwick	For
1e. Paul E. Chamberlain	For
1f. Lawrence J. Jackson, Jr.	For
1g. Frederic B. Luddy	For
1h. William R. McDermott	For
1i. Jeffrey A. Miller	For
1j. Joseph "Larry" Quinlan	For
1k. Anita M. Sands	For
2. Advisory vote to approve ServiceNow's named executive officer compensation.	For
3. Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2024.	For
4. Shareholder proposal regarding simple majority vote.	No Recommendation

NOTE: The proxies may vote in their discretion upon any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings."

V28059-TBD